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                                                                     EXHIBIT 4.3




                     METRIS COMPANIES INC.
[METRIS LOGO]       Renewable Unsecured Subordinated Note Subscription Agreement

  To purchase a renewable unsecured subordinated note(s), please complete this form and send it along with your check and any other documents requested below to the selling agent for the notes, Sumner Harrington Ltd., 11100 Wayzata Boulevard, Suite 170, Minneapolis, MN 55305. Make your check payable to METRIS
COMPANIES INC. If you have any questions, please call Sumner Harrington Ltd. at
                                 800-234-5777.


NOTE PURCHASE AMOUNT (minimum principal amount $1,000 per note)

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


                                                          INTEREST PAYMENT SCHEDULE (please select one for each note)
 Note                         Principal       -------------------------------------------------------------------------------------
 Term                         Amount           Monthly*            Quarterly      Semi-Annually          Annually       Maturity
-----------------------------------------------------------------------------------------------------------------------------------
Three Month             $                        |_|                  N/A              N/A                 N/A            |_|
                          -----------------
Six Month               $                        |_|                  |_|              N/A                 N/A            |_|
                          -----------------
One Year                $                        |_|                  |_|              |_|                 |_|            |_|
                          -----------------
Two Year                $                        |_|                  |_|              |_|                 |_|            |_|
                          -----------------
Three Year              $                        |_|                  |_|              |_|                 |_|            |_|
                          -----------------
Four Year               $                        |_|                  |_|              |_|                 |_|            |_|
                          -----------------
Five Year               $                        |_|                  |_|              |_|                 |_|            |_|
                          -----------------
Ten Year                $                        |_|                  |_|              |_|                 |_|            |_|
                          -----------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   $                        *Monthly interest payment date (e.g. 1st, 15th, etc.)
                          -----------------                                                           -------------------------

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
FORM OF OWNERSHIP (please select one)                     |_| CUSTODIAN FOR A MINOR
  |_| INDIVIDUAL INVESTOR (with optional beneficiary)     |_| OTHER (please circle one)
  |_| JOINT TENANTS WITH RIGHT OF SURVIVORSHIP                IRA,  SEP,  401(k),  403(b),  Keogh,  Trust,  Corporation, Partnership

                                                              (Please include with this form a trust resolution or the appropriate corporation or partnership documents authorizing you to make this investment.)

NOTE PURCHASER (please circle one)
   Full Name of Individual Investor/First Joint Tenant/Minor/Entity/Administrator/Trustee

   ---------------------------------------------------------------------------------------------------------------------------------
   First Name                    Middle Name                 Last Name                   Social Security Number/Tax ID Number


   -----------------------------------------------------------------------------
   Date of Birth (if applicable)


   Full Name of Beneficiary/Second Joint Tenant/Custodian (please circle one if applicable)


   ---------------------------------------------------------------------------------------------------------------------------------
   First Name                    Middle Name                 Last Name                   Social Security Number/Tax ID Number


   -----------------------------------------------------------------------------
   Date of Birth (not required for custodians)


   Other Metris Note Investors in my Family
                                            ----------------------------------------------------------------------------------------


  PRIMARY ADDRESS (Original correspondence will be sent to this address.)


  ---------------------------------------------------------------------------------
  Individual Investor, IRA Administrator, Trustee, Custodian, Partnership, etc.


  ---------------------------------------------------------------------------------
  Address



  ---------------------------------------------------------------------------------
  City                        State               Zip



  ---------------------------------------------------------------------------------
  Daytime Phone (Include Area Code)                 E-mail Address





  SECONDARY ADDRESS (Optional--copies of correspondence will be sent to this address.)


  --------------------------------------------------------------------------------------
  Beneficiary, IRA Owner, Joint Tenant, Partner, etc.


  --------------------------------------------------------------------------------------
  Address



  --------------------------------------------------------------------------------------
  City                          State                      Zip



  --------------------------------------------------------------------------------------
  Daytime Phone (Include Area Code)                         E-mail Address




DIRECT DEPOSIT Metris will electronically deposit your principal and interest payments to either your checking or savings account. Please provide your direct deposit information on the reverse side of this form.

PASSWORD When you call Sumner Harrington to discuss your investment, you may be asked to verify your identification by answering the following question.
What is your mother's maiden name?_____________________________________________

CERTIFICATION Under penalties of perjury, I hereby declare and certify that: (i) I am a bona fide resident of the state listed in the primary mailing address:
(ii) I have received and read the prospectus and all supplements provided by Metris Companies Inc. and understand the risks associated with this investment;
(iii) the notes are an obligation of Metris Companies Inc. only and are not bank certificates of deposit and are not guaranteed or insured by the FDIC or any other entity; (iv) the social security number or tax identification number listed above is correct; and (v) I am not subject to backup withholding, either because the Internal Revenue Service has not notified me that I am subject to backup withholding as a result of a failure to report all interest or dividends or I have been notified that I am no longer subject to backup withholding. I understand that my purchase offer is subject to the terms contained in the prospectus and all supplements, may be rejected in whole or in part and will not become effective until accepted by Metris Companies Inc. or its selling agent.

  ----------------------------------------------------------------------------------------------------------------
  Signature of Individual Investor/First Joint Tenant/Custodian/Authorized Person                   Date


  ----------------------------------------------------------------------------------------------------------------
  Signature of Second Joint Tenant (if applicable)                                                  Date



THE REVERSE SIDE OF THIS FORM MUST BE COMPLETED.                     OFFICE USE ONLY    ACTP               DATE
                                                                                            --------------     --------------

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METRIS COMPANIES INC.

Direct Deposit Form

PLEASE CHECK ONE
 |_| I currently receive direct deposit payments from an existing Metris note. Please deposit all principal and interest payments for this new note into the same account.
 |_| Please deposit my payments into the account listed below. (If this option is chosen, the account owner must attach a VOIDED check -- or deposit slip if this is a savings account -- to the bottom of this form.)


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

------------------------------------------------------------------------------------------------------------------------------------
Account Owner Name(s)

                                                                                       |_|  Checking |_|  Savings |_| Other

------------------------------------------------------------------------------------------------------------------------------------
Account Number


------------------------------------------------------------------------------------------------------------------------------------
Bank Routing Number (9 digits)                         Bank Name                              Branch Location

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DIRECT DEPOSIT AUTHORIZATION

As the investor of record and authorized signatory of the account listed above, I hereby authorize Metris Companies Inc., its affiliates, or its agents (collectively hereinafter as "Metris") to deposit interest and principal payments owed to me, by initiating credit entries in the account to my financial institution listed on this form. Further, I authorize my financial institution to accept and to credit any credit entries initiated by Metris to the listed account. In the event of an erroneous credit entry, I also authorize Metris to debit the account for an amount not to exceed the original amount of the erroneous credit.

This authorization is to remain in full force and effect until Metris and my financial institution have received written notice from me of its termination in such time and in such manner as to afford Metris and my financial institution reasonable opportunity to act on it. In the event the listed account is closed I will promptly notify Metris of an alternate account into which payments can be made.


--------------------------------------------------------------------------------
Authorized Signature                                                       Date

             MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR SEND TO:

                             SUMNER HARRINGTON LTD.
                         11100 Wayzata Blvd., Suite 170
                          Minneapolis, Minnesota 55305



            ATTACH VOIDED CHECK OR SAVINGS ACCOUNT DEPOSIT SLIP HERE.